STOCK RESTRICTION AGREEMENT

         THIS  AGREEMENT  (this  "Agreement")  is made  and  entered  into as of
                                  ---------
November 9, 2001, by and among THOR INDUSTRIES, INC., a Delaware corporation (the "Company"), and certain holders of shares of capital stock of the Company
       -------
whose names are listed at the foot of this Agreement (collectively, the "Shareholders" and, together with the Company, are referred to herein,
 ------------
individually, as a "Party" and collectively, as the "Parties").
                    -----                            -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of November 9, 2001, by and among Thor Acquisition Corp., a Delaware corporation ("Acquisition Subsidiary"), the Company, Keystone RV
                         -----------  ----------
Company,  an Indiana  corporation  ("Keystone"),  the Shareholders,  and certain
                                     --------
other former securityholders of Keystone named therein (as amended from time to time, the "Merger Agreement"), the Company has issued shares of its common
            ------  ---------
stock, par value $.10 per share ("Company Common Stock"), to the Shareholders as
                                  ------- ------ -----
partial consideration for the transactions contemplated by the Merger Agreement; and

         WHEREAS, the execution and delivery of this Agreement by each of the Shareholders is a condition to the Company's obligation to consummate the transactions contemplated by the Merger Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

        1.       DEFINITIONS

                  For purposes of this Agreement, the terms set forth below shall have the following meanings:

                  "Affiliate"  shall mean any Person (as  defined  below)  that,
                   ---------
directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with, such other Person.

                  "Business   Day"   shall   mean  any  day  on  which   lending
                   --------------
institutions in the State of New York are not required or permitted to be closed.

                  "Change  of  Control"   shall  mean  (i)  a  sale  of  all  or
                   -------------------
substantially all of the assets of the Company and its subsidiaries, (ii) a consolidation or merger of the Company with or into any other corporation, entity or person in or following which the shareholders of the Company immediately prior to such consolidation or merger own less than fifty percent (50%) of the voting power of the Company immediately after such consolidation or merger, or (iii) any transaction or series of related transactions to which the Company is a party and in which in excess of fifty percent (50%) of the Company's voting power is transferred.

                  "Common Stock Stated Value" shall mean $30.00 per share.
                   -------------------------

                  "Company Common Stock" shall have the meaning set forth in the
                   --------------------
recitals.

                  "Control", "controlled by" and "under common control with", as
                   -------    -------------       -------------------------
used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or otherwise.

                  "Dispose"  or  "Disposition"  shall mean,  with respect to the
                   -------        -----------
Company Common Stock, any assignment, transfer, pledge, hypothecation or encumbrance, any offer or grant of any option for or any participation in, any issuance of any derivative security based on, or any put, call or similar arrangement with respect thereto.

                  "Escrow  Agreement" shall mean that certain Escrow  Agreement,
                   ------  ---------
dated as of November 9, 2001, by and among The Chase Manhattan Bank and certain of the parties to the Merger Agreement.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934,
                   ------------
as amended.

                  "Merger  Agreement"  shall have the  meaning  set forth in the
                   -----------------
recitals.

                  "Merger Closing Date" shall mean November 9, 2001.
                   -------------------

                  "Merger  Shares" shall mean any shares of Company Common Stock
                   --------------
issued to a Shareholder pursuant to Article II of the Merger Agreement.

                  "Person" means any person  (including,  without a limitation a
                   ------
"person" as defined in Section 13(d)(3) of the Exchange Act), firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

                  "Registration   Rights  Agreement"  shall  mean  that  certain
                   --------------------------------
Registration Rights Agreement, dated as of the date hereof, by and among the Company, the Shareholders and certain other holders of capital stock of the Company named therein.

                  "Restricted  Shareholder"  shall have the meaning set forth in
                   -----------------------
Section 2.1.

                  "SEC" shall mean the Securities and Exchange Commission.
                   ---

                  "Securities  Act" shall mean the  Securities  Act of 1933,  as
                   ---------------
amended.


                  "Standstill  Period"  shall  have  the  meaning  set  forth in
                   ------------------
Section 3.


                  "Summit  Shareholders"  shall mean,  collectively,  (i) Summit
                   --------------------
Investors III, L.P., a Delaware limited partnership, (ii) Summit Ventures V, L.P., a Delaware limited partnership, (iii) Summit V Advisors Fund, L.P., a Delaware limited partnership, (iv) Summit V Advisors Fund (QP), L.P., a Delaware limited partnership, and (v) Summit V Companion Fund, L.P., a Delaware limited partnership.

                  "Surviving  Corporation"  shall mean  Keystone RV  Company,  a
                   ----------------------
Delaware corporation.

        2.       TRANSFER RESTRICTIONS AND RELATED EXCEPTIONS

         2.1      Initial Transfer Restriction. Each of the Shareholders,  other
                  ----------------------------
than the Summit Shareholders (each, a "Restricted Shareholder"), agrees that he will not Dispose of any Merger Shares whether pursuant to a registration statement, an exemption from registration, or otherwise, and whether or not permitted by applicable securities laws, until (a) with respect to each Restricted Shareholder (other than H. Coleman Davis, III), the first (1st) anniversary of the Merger Closing Date or, thereafter, except as permitted by
Section 2.2(a), until the fifth (5th) anniversary of the Merger Closing Date, and (b) with respect to H. Coleman Davis, III, the third (3rd) anniversary of the Merger Closing Date or, thereafter, except as permitted by Section 2.2(b), until the seventh (7th) anniversary of the Merger Closing Date.

        2.2       Annual Disposition Restriction.
                  -------------------------------

         (a) Following the first (1st) anniversary of the Merger Closing Date, each Restricted Shareholder (other than H. Coleman Davis, III) shall have the right to Dispose of his Merger Shares as follows:

                (i)      until  the  second  (2nd)  anniversary  of  the  Merger
                 Closing Date, up to twenty percent (20%) of the Merger Shares received by such Restricted Shareholder;

                (ii)     until the third (3rd) anniversary of the Merger Closing
                 Date, up to forty percent (40%) of the Merger Shares received by such Restricted Shareholder (inclusive of any Merger Shares permitted to be Disposed of pursuant to clause (a)(i) above);

                (iii)    until  the  fourth  (4th)  anniversary  of  the  Merger
                 Closing Date, up to sixty percent (60%) of the Merger Shares received by such Restricted Shareholder (inclusive of any Merger Shares permitted to be Disposed of pursuant to clauses
                 (a)(i) and (a)(ii) above); and

                (iv)     until the fifth (5th) anniversary of the Merger Closing
                 Date, up to eighty percent (80%) of the Merger Shares received by such Restricted Shareholder (inclusive of any Merger Shares permitted to be Disposed of pursuant to clauses (a)(i), (a)(ii) and (a)(iii) above).

Following the fifth (5th) anniversary of the Merger Closing Date, there shall be no further restrictions on the Disposition of Merger Shares by the Restricted Shareholders (other than H. Coleman Davis, III) pursuant to this Section 2.

         (b) Following the third (3rd)  anniversary  of the Merger Closing Date,
H. Coleman Davis, III shall have the right to Dispose of his Merger Shares as follows:

                (i)      until  the  fourth  (4th)  anniversary  of  the  Merger
                 Closing Date, up to twenty percent (20%) of the Merger Shares received by him;

                (ii)     until the fifth (5th) anniversary of the Merger Closing
                 Date, up to forty percent (40%) of the Merger Shares received by him (inclusive of any Merger Shares permitted to be Disposed of pursuant to clause (b)(i) above);

                (iii)    until the sixth (6th) anniversary of the Merger Closing
                 Date, up to sixty percent (60%) of the Merger Shares received by him (inclusive of any Merger Shares permitted to be Disposed of pursuant to clauses (b)(i) and (b)(ii) above); and

                (iv)     until  the  seventh  (7th)  anniversary  of the  Merger
                 Closing Date, up to eighty percent (80%) of the Merger Shares received by him (inclusive of any Merger Shares permitted to be Disposed of pursuant to clauses (b)(i), (b)(ii) and (b)(iii) above).

Following the seventh (7th) anniversary of the Merger Closing Date, there shall be no further restrictions on the Disposition of Merger Shares by H. Coleman Davis, III, pursuant to this Section 2.

         2.3      Death and Disability Exceptions. The restrictions set forth in
                  -------------------------------
Sections 2.1 and 2.2 shall terminate immediately with respect to any Restricted Shareholder upon such Restricted Shareholder's death or Disability. For purposes of this Section 2.3, "Disability" shall mean with respect to any Restricted Shareholder, such Restricted Shareholder's inability, despite whatever accommodations are provided, to render services to the Company or the Surviving Corporation for more than one hundred eighty (180) consecutive days because of physical or mental disability, incapacity or illness.

         2.4      Gaff Retirement  Exception.  Notwithstanding the provisions of
                  --------------------------
Section 2.2, in the event Robert Gaff, Jr. retires from his employment by the Company or the Surviving Corporation prior to the fifth (5th) anniversary of the Merger Closing Date, he shall have the right, during the period between his retirement and the first (1st) anniversary of his retirement, to Dispose of up to fifty percent (50%) of the Merger Shares then held by him, and commencing on the first (1st) anniversary of his retirement, he shall have the right to Dispose of the remaining Merger Shares then held by him; provided, however, that nothing contained in this Section 2.4 shall (i) permit any Disposition by Mr. Gaff prior to the first (1st) anniversary of the Merger Closing Date, or (ii) restrict Mr. Gaff's rights to make any Disposition otherwise permitted by this
Section 2.

         2.5      Estate Planning Exception.  The restrictions set forth in this
                  -------------------------
Section 2 shall not apply to the transfer of any Merger Shares by a Restricted Shareholder to a trust or other estate planning vehicle for the benefit of a Restricted Shareholder's spouse or lineal descendants. In any such case, the following conditions must be satisfied: (a) the transfer must be effected in compliance with applicable securities laws, (b) the transferee shall agree in writing that any Merger Shares so transferred shall continue to be bound by the terms of this Agreement and, to the extent applicable, the Escrow Agreement, applicable to the transferring Restricted Shareholder, (c) if requested by the Company, the transferee shall deliver to the Company an opinion of counsel, in form and substance satisfactory to the Company, confirming that such transferee is authorized to be bound by the restrictions set forth in this Agreement and, if applicable, such compliance will not breach the trustee's fiduciary duties under the respective trust instrument or applicable law, and (d) the Restricted Shareholder shall give a notice to the Company not less than five (5) Business Days prior to such transfer, stating the name and address of the transferee and identifying the Merger Shares proposed to be transferred.

         2.6      Hedging Exception.  Notwithstanding the provisions of Sections
                  -----------------
2.1 or 2.2, a Restricted Shareholder shall not be prohibited from entering into a derivative security, put or similar arrangement, with respect to any Merger Shares; provided that (a) such arrangement is intended solely to protect such Restricted Shareholder from the risk of a decrease in the stock price of Company Common Stock to a price below the Common Stock Stated Value at the time that a Disposition of Merger Shares is otherwise permitted by this Section 2, (b) at all times the Restricted Shareholder shall retain voting and dispositive power over the Merger Shares that are subject thereto, and (c) such arrangement is described in a notice given to the Company not later than five (5) Business Days prior to the effective date thereof, stating the terms of such arrangement and the identity of any counterparty thereto.

         2.7      Change of Control Exception.  Notwithstanding  anything to the
                  ---------------------------
contrary contained herein, the restrictions set forth in Sections 2.1 and 2.2 shall terminate immediately prior to any Change of Control.


        3.       Standstill

         Each Shareholder agrees that until the fifth (5th) anniversary of the date of this Agreement (the "Standstill Period"), neither it nor any of its Affiliates will, without the prior written consent of the Board of Directors of the Company: (a) acquire, offer or propose to acquire, or agree to seek to acquire, directly or indirectly, by purchase or otherwise, any securities or direct or indirect rights or options to acquire any securities of the Company or any subsidiary thereof, or of any successor to or person in control of the Company, or any assets of the Company or any subsidiary or division thereof or of any such successor or controlling person; (b) enter into or agree, offer, propose or seek to enter into, or otherwise be involved in or part of, directly or indirectly, (i) any business combination relating to all or part of the Company or any of its subsidiaries or any acquisition transaction for all or part of the assets of the Company or any of its subsidiaries or any of their respective businesses, or (ii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries; (c) make, or in any way become a "participant" in, directly or indirectly, any "solicitation" of "proxies" (as such terms are defined in Regulation 14A promulgated by the SEC) to vote, or seek to advise or influence any Person with respect to the voting of, any voting securities of the Company; (d) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company or any of its subsidiaries; (e) seek or propose, alone or in concert with others, to influence or control, directly or indirectly, the Company's management or policies; (f) directly or indirectly enter into any discussions, negotiations, arrangements or understandings or agreements with any other Person with respect to any of the foregoing activities or propose any of such activities to any other Person; (g) advise, assist, encourage, act as a financing source for or otherwise invest in any other Person in connection with any of the foregoing activities; or (h) disclose any intention, plan, arrangement or agreement inconsistent with any of the foregoing. During the Standstill Period, each Shareholder also agrees not to request that the Company or any of its directors, officers, employees or other representatives, directly or indirectly, amend or waive any provision of this Section 3 (including this sentence). The provisions of this Section 3 shall not prohibit (i) the acquisition of securities of the Company by Mt. Everest Fund, L.P. or its successors or affiliates (being affiliates of the Summit Shareholders), so long as none of the Summit Shareholders directly or indirectly controls the voting or disposition of such securities, (ii) the exercise of options to acquire securities of the Company where the grant of such options has been approved by the Board of Directors of the Company (or any Committee thereof) or (iii) the acquisition of any additional securities of the Company as contemplated by the Merger Agreement.

        4.       LEGENDS

         In addition to any legends required pursuant to the Merger Agreement, each certificate representing Merger Shares shall have stamped, printed or typed thereon the following legend:

                  THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR ENCUMBRANCE OF THE SHARES REPRESENTED BY THIS CERTIFICATE, OR THE OFFER OF OR GRANT OF ANY OPTION FOR OR PARTICIPATION IN, OR ISSUANCE OF ANY DERIVATIVE SECURITY BASED ON, OR ANY PUT, CALL OR SIMILAR ARRANGEMENT WITH RESPECT TO, ANY OF THE FOREGOING IS SUBJECT TO THE RESTRICTIONS CONTAINED IN, AND MAY BE MADE ONLY IN ACCORDANCE WITH, THAT CERTAIN STOCK RESTRICTION AGREEMENT DATED AS OF NOVEMBER 9, 2001, BY AND AMONG THOR INDUSTRIES, INC., A DELAWARE CORPORATION, THE HOLDER HEREOF, AND CERTAIN OTHER PERSONS, A SIGNED COUNTERPART OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION.

        5.       REMEDIES

         In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any Party hereto, the Party or Parties entitled to the benefit of such covenants or agreements may, except as may otherwise be expressly provided in this Agreement, proceed to protect and enforce their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the Parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such Parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a Party shall preclude any other or further assertion or exercise thereof.

        6.       NOTICES

         Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified, on the next Business Day after delivery to a nationally recognized overnight courier service, when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next Business Day, or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the Party to be notified at the address or facsimile number indicated below for such party, or at such other address as such Party may designate upon written notice to the other Parties (except that notice of change of address shall be deemed given upon receipt). Telephone numbers and e-mail addresses are provided herein for convenience only, and communications by such means shall not constitute effective notice hereunder.

        (a)      In the case of the Company:

                  Thor Industries, Inc.
                  419 West Pike Street
                  Jackson Center, Ohio 54334
                  Attn:    President
                  Facsimile:   937-596-6539
                  Telephone:   937-596-6849

                  With a copy to:

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  590 Madison Avenue
                  New York, New York  10022
                  Attn:    Alan Siegel
                           Steven H. Scheinman
                  Facsimile:   212-872-1002
                  Telephone:   212-872-1000
                  Email:   asiegel@akingump.com
                           sscheinman@akingump.com

        (b) In the case of the Shareholders, at the addresses set forth on the signature pages attached hereto.

        7.       MISCELLANEOUS

                7.1.     Entire  Agreement.  This  Agreement,  together with the
                         -----------------
Merger Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, written or oral, between the Parties with respect to the subject matter hereof.

                7.2.     Amendments and Waivers.  Any term of this Agreement may
                         ----------------------
be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing and signed the Party against whom such amendment or waiver is sought to be enforced. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party, to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by any Party, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                7.3.     Successors   and  Assigns.   Subject  to  the  transfer
                         -------------------------
restrictions and conditions set forth herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties.

                7.4.     Governing Law. This  Agreement,  including the validity
                         -------------
hereof and the rights and obligations of the Parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

                7.5.     Severability.  If any  provisions of this  Agreement as
                         ------------
applied to any Party or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

                7.6.     Captions.  The  headings  and  captions  used  in  this
                         --------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                7.7.     Counterparts.   This   Agreement  may  be  executed  in
                         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                7.8.     Several    Obligations.    The   obligations   of   the
                         ----------------------
Shareholders herein are several and not joint. No Shareholder shall be responsible for the performance or failure on the part of any other Shareholder to perform his, her or its obligations hereunder.

                7.9.     Interpretation.   This  Agreement  shall  be  construed
                         --------------
reasonably to carry out its intent without presumption against or in favor of any Party.

                7.10.    Consent to  Jurisdiction  and Service of Process.  Each
                         ------------------------------------------------
Shareholder, for itself, its personal representatives, legatees, heirs and assigns, hereby consents to the personal jurisdiction of the courts of the County and State of New York and of the United States District Court for the Southern District of New York, each as may have competent jurisdiction, with respect to any dispute or controversy arising under or in connection with this Agreement and agrees that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other form of substituted service to such Shareholder at the address provided herein, and that any actions therein may be consolidated in a single action. Each Shareholder also agrees not to bring any dispute or controversy arising under or in connection with this Agreement in any other court. Each Shareholder waives any defense of inconvenient forum to the maintenance of any dispute or controversy so brought and waives any bond, surety, or other security that may be required of any other party hereto with respect such dispute or controversy. Nothing contained herein shall be deemed to prevent the Company from effecting service of process upon any Shareholder in any other manner permitted by law or from commencing any action in any other court having competent jurisdiction.

                7.11.    Certain  References.  Whenever the context may require,
                         -------------------
any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The terms "herein", "hereof" or "hereunder" or similar terms as used in this Agreement refer to this entire Agreement and not to the particular provision in which the term is used. Unless otherwise stated, all references herein to Sections, subsections or other provisions are references to Sections, subsections or other provisions of this Agreement.

                  IN WITNESS WHEREOF, the Parties hereto have entered into this Agreement as of the date first written above.


COMPANY:                                    THOR INDUSTRIES, INC.


                                            By: /s/ Wade F. B. Thompson
                                                --------------------------------
                                                Name: Wade F. B. Thompson
                                                Title: President

SHAREHOLDERS:                               SUMMIT INVESTORS III, L.P.


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       General Partner


                                            SUMMIT VENTURES V, L.P.

                                            By:  Summit Partners V, L.P.
                                                 Its General Partner


                                            By:  Summit Partners, LLC
                                                 Its General Partner


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       Member


                                            SUMMIT V ADVISORS FUND, L.P.

                                            By:  Summit Partners, LLC
                                                 Its General Partner


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       Member

                                            SUMMIT V ADVISORS FUND (QP), L.P.

                                            By:  Summit Partners, LLC
                                                 Its General Partner


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       Member


                                            SUMMIT V COMPANION FUND, L.P.

                                            By:  Summit Partners V, L.P.
                                                 Its General Partner


                                            By:  Summit Partners, LLC
                                                 Its General Partner


                                            By: /s/ Joseph F. Trustey
                                                --------------------------------
                                                Name:        Joseph F. Trustey
                                                Title:       Member


                                            Address for the Summit Shareholders:
                                                  c/o Summit Partners
                                                  600 Atlantic Avenue
                                                  Suite 2800
                                                  Boston, MA 02210



                                                /s/ Donald J. Clark
                                                --------------------------------
                                                Donald J. Clark
                                                Address:     71301 Dawn Drive
                                                             Union, MI  49310


                                                /s/ H. Coleman Davis, III
                                                --------------------------------
                                                H. Coleman Davis, III
                                                Address:     3819 Augusta Lane
                                                             Elkhart, IN  46517

                                                /s/ Ronald J. Fenech
                                                -------------------------------
                                                Ronald J. Fenech
                                                Address:   11390 CR 14
                                                           Middlebury, IN  46540



                                                /s/ William C. Fenech
                                                --------------------------------
                                                William C. Fenech
                                                Address: 57119 Bluff Crest Drive
                                                         Elkhart, IN  46514



                                                /s/ Robert E. Gaff, Jr.
                                                --------------------------------
                                                Robert E. Gaff, Jr.
                                                Address:     54729 Streeter Lane
                                                             Elkhart, IN  46514



                                                /s/ Tonja Lucchese
                                                --------------------------------
                                                Tonja Lucchese
                                                Address:   53601 Arrowwood Drive
                                                           Elkhart, IN  46514



                                                /s/ Kim M. Price
                                                --------------------------------
                                                Kim M. Price
                                                Address:     51332 Forest Road
                                                             Elkhart, IN  46514



                                                /s/ Douglas Rheinheimer
                                                --------------------------------
                                                Douglas Rheinheimer
                                                Address:     11772 W. 400 S.
                                                             Elkhart, IN  46514